      As filed with the Securities and Exchange Commission on May 23, 2003
                           Registration No. 333-_____

                   ------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            COLE NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                     34-1453189
  (State or Other Jurisdiction             (I.R.S. Employer identification No.)
of Incorporation or Organization)

              5915 Landerbrook Drive, Mayfield Heights, Ohio 44124 (Address of Principal Executive Offices, Including Zip Code)

                            COLE NATIONAL CORPORATION
                      1999 BROAD BASED EMPLOYEE STOCK PLAN
                    (AMENDED AND RESTATED FEBRUARY 28, 2001)

                             -----------------------

                            COLE NATIONAL CORPORATION
                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN
                      (AMENDED AND RESTATED JUNE 10, 1999)

                           (Full Titles of the Plans)

                     Leslie D. Dunn, Senior Vice President,
               Business Development, General Counsel and Secretary
                             5915 Landerbrook Drive
                          Mayfield Heights, Ohio 44124
                     (Name and Address of Agent For Service)

                                 (440) 449-4100
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
Title of                                         Proposed                Proposed
Securities to             Amount to Be           Maximum Offering        Maximum Aggregate      Amount of
Be Registered             Registered             Price Per Share (1)     Offering Price (1)     Registration Fee
=====================================================================================================================
Common Stock,
par value $.001           500,000 shares (3)     $7.82                   $3,910,000             $316.32
per share (2)

Preferred Share
Purchase Rights           500,000 rights (4)     -- (4)                  -- (4)                 -- (4)
=====================================================================================================================

(1) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on May 21, 2003, within five business days prior to filing.

(2) Pursuant to Rule 416 of the Securities Act of 1933, this Registration Statement also covers any additional shares of common stock as may become issuable under the anti-dilution provisions of the Cole National Corporation 1999 Broad

                         Exhibit Index Appears on Page 9

     Based Employee Stock Plan (Amended and Restated February 28, 2001) (the "Broad Based Plan") and the Cole National Corporation 1998 Equity and Performance Incentive Plan (Amended and Restated June 10, 1999) (the "Incentive Plan"). Pursuant to Rule 416(c) of the Securities Act of 1933, an indeterminate amount of interests in the Incentive Plan are deemed to be registered hereby.

(3) 250,000 shares are issuable pursuant to grants under the Broad Based Plan and 250,000 shares are issuable pursuant to grants under the Incentive Plan.

(4) These securities, which were created pursuant to the Rights Agreement, dated as of November 22, 1999, by and between Cole National and National City Bank, as Rights Agent, may be transferred with and only with the shares of common stock (unless events specified in Cole National's Rights Agreement occur). Therefore, these rights have no offering price and no fee is required.





                         Exhibit Index Appears on Page 9

                                    PART II

Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

         The following documents previously filed by Cole National Corporation with the Securities and Exchange Commission are incorporated herein by reference:

     - Cole National's Annual Report on Form 10-K for the fiscal year ended February 1, 2003;

     - all other reports filed by Cole National pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 since February 1, 2003;

     - the description of the Common Stock contained in the Registration Statement on Form 8-A/A filed with the Commission on February 14, 1994, and amended on April 6, 1994 and November 14, 1997; and

     - the Stockholders' Rights Plan contained in the Registration Statement on Form 8-A filed with the Commission on November 24, 1999.

         All documents subsequently filed by Cole National pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities
         -------------------------

         Not applicable. The common stock to be offered is registered under
Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         The validity of Cole National's common stock will be passed upon by Leslie D. Dunn, Senior Vice President-- Business Development, General Counsel and Secretary of Cole National. Ms. Dunn owns shares of Common Stock and holds options to purchase additional shares of Common Stock. In addition, Ms. Dunn is eligible to participate in, and has received awards under, the Incentive Plan.


Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         Articles Seventh and Eighth of Cole National's Restated Certificate of Incorporation and Article VIII of Cole National's Amended and Restated By-laws are incorporated herein by reference to Exhibits 3.1(i) and 3.2(ii), respectively, of Cole National's Annual Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).

         Cole National has entered into indemnity agreements with its current directors and officers and maintains directors and officers liability insurance for its directors and executive officers. Item 15 in Part II of Cole National's Form S-3 Registration Statement, No. 333-5875, is incorporated herein by reference.

Item 7.  Exemption from Registration Claims
         ----------------------------------

         Not Applicable.


                               Page 3 of 9 Pages

Item 8.  Exhibits
         --------

         4.1 Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1(i) of Cole National's Annual Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).

         4.2 Certificate of Amendment of the Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1(ii) of Cole National's Annual Report on Form 10-K for the year ended January 31, 1998 (File No. 1-12814).

         4.3   Amended and Restated By-Laws, incorporated herein by reference to
               Exhibit 3.2(ii) of Cole National's Annual Report on Form 10-K for the year ended February 3, 1996 (File No. 1-12814).

         4.4 Rights Agreement and Form of Right Certificate, incorporated by reference to Cole National's Form 8-A filed with the Commission on November 24, 1999 (File No. 1-12814).

         4.5 Cole National Corporation 1999 Broad-based Employee Stock Plan (Amended and Restated Effective February 28, 2001), incorporated by reference to Exhibit 4.6 of Cole National's Registration Statement on Form S-8 dated February 11, 2002.

         4.6 Form of Restricted Stock Unit Award Agreement issuable pursuant to the 1999 Broad-based Employee Stock Plan (Amended and Restated Effective February 28, 2001), incorporated by reference to
               Exhibit 4.7 of Cole National's Registration Statement on Form S-8 dated February 11, 2002.

         4.7 Cole National Corporation 1998 Equity and Performance Incentive Plan (Amended and Restated Effective June 10, 1999), incorporated by reference to Annex B of Cole National's definitive Proxy Statement dated May 3, 1999.

         4.8 Form of Nonqualified Stock Option Agreement for the Cole National Corporation 1998 Equity and Performance Incentive Plan, incorporated by reference to Exhibit 10.46 of Cole National's Annual Report on Form 10-K for the year ended January 30, 1999.

         5.1* Opinion and Consent of Leslie D. Dunn, General Counsel of Cole National Corporation.

        23.1*  Consent of Deloitte & Touche LLP.

        23.2*  Consent of Leslie D. Dunn (included in Exhibit 5.1).

        24.1* Power of Attorney (1999 Broad-based Employee Stock Plan (Amended and Restated Effective February 28, 2001)).

        24.2* Power of Attorney (1998 Equity and Performance Incentive Plan (Amended and Restated Effective June 10, 1999)).

         -------
         * Filed herewith.


                               Page 4 of 9 Pages

Item 9.  Undertakings
         ------------

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by Cole National pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Cole National's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling


                               Page 5 of 9 Pages
          persons of Cole National pursuant to the foregoing provisions, or otherwise, Cole National has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Cole National of expenses incurred or paid by a director, officer or controlling person of Cole National in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Cole National will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




                               Page 6 of 9 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Cole National certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mayfield Heights, State of Ohio, on May 23, 2003.

                        COLE NATIONAL CORPORATION

                        By:    /s/ Leslie D. Dunn
                            ---------------------------------------------------
                            Leslie D. Dunn, Senior Vice President, Business Development and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        Signature                                  Title                                Date
        ---------                                  -----                                ----
             *                    Chairman, Chief Executive Officer and Director     May 23, 2003
                                  (Principal Executive Officer)
----------------------------
Jeffrey A. Cole

             *                    President, Chief Operating Officer and Director    May 23, 2003
----------------------------
Larry Pollock
                                  Executive Vice President and Chief Financial       May 23, 2003
             *                    Officer (Principal Financial Officer)
----------------------------
Lawrence Hyatt
                                  Senior Vice President and Corporate Controller     May 23, 2003
             *                    (Principal Accounting Officer)
----------------------------
Ann Holt

             *                    Director                                           May 23, 2003
----------------------------
Ronald E. Eilers

             *                    Director                                           May 23, 2003
----------------------------
Timothy F. Finley

             *                    Director                                           May 23, 2003
----------------------------
Irwin N. Gold

             *                    Director                                           May 23, 2003
----------------------------
Melchert F. Groot

             *                    Director                                           May 23, 2003
----------------------------
Peter V. Handal

             *                    Director                                           May 23, 2003
----------------------------
Charles A. Ratner

             *                    Director                                           May 23, 2003
----------------------------
Walter J. Salmon

                               Page 7 of 9 Pages

         * Leslie D. Dunn, the undersigned attorney-in-fact, by signing her name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated registrant and the officers and directors thereof (constituting a majority of the directors) pursuant to powers of attorney filed with the Securities and Exchange Commission.

May 23, 2003              By:     /s/ Leslie D. Dunn
                             --------------------------------------------------
                               Leslie D. Dunn, Senior Vice President - Business Development, General Counsel and Secretary




                               Page 8 of 9 Pages

                                  EXHIBIT INDEX

Exhibit
Number              Exhibit Description
-------             -------------------


   4.1 Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1(i) of Cole National's Annual Report on Form
          10-K for the period ended February 3, 1996 (File No. 1-12814).

   4.2 Certificate of Amendment of the Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1(ii) of Cole National's
          Annual Report on Form 10-K for the year ended January 31, 1998 (File
          No. 1-12814).

   4.3    Amended and Restated By-Laws, incorporated herein by reference to
          Exhibit 3.2(ii) of Cole National's Annual Report on Form 10-K for the year ended February 3, 1996 (File No. 1-12814).

   4.4 Rights Agreement and Form of Right Certificate, incorporated by reference to Cole National's Form 8-A filed with the Commission on November 24, 1999 (File No. 1-12814).

   4.5    Cole National Corporation 1999 Broad-based Employee Stock Plan
          (Amended and Restated Effective February 28, 2001), incorporated by reference to Exhibit 4.6 of Cole National's Registration Statement on
          Form S-8 dated February 11, 2002.

   4.6    Form of Restricted Stock Unit Award Agreement issuable pursuant to the
          1999 Broad-based Employee Stock Plan (Amended and Restated Effective
          February 28, 2001), incorporated by reference to Exhibit 4.7 of Cole
          National's Registration Statement on Form S-8 dated February 11, 2002.

   4.7    Cole National Corporation 1998 Equity and Performance Incentive Plan
          (Amended and Restated Effective June 10, 1999), incorporated by reference to Annex B of Cole National's definitive Proxy Statement dated May 3, 1999.

   4.8    Form of Nonqualified Stock Option Agreement for the Cole National
          Corporation 1998 Equity and Performance Incentive Plan, incorporated by reference to Exhibit 10.46 of Cole National's Annual Report on Form
          10-K for the year ended January 30, 1999.

   5.1*   Opinion and Consent of Leslie D. Dunn, General Counsel of Cole
          National Corporation.

  23.1*   Consent of Deloitte & Touche LLP.

  23.2*   Consent of Leslie D. Dunn (included in Exhibit 5.1).

  24.1*   Power of Attorney (1999 Broad-based Employee Stock Plan (Amended and
          Restated Effective February 28, 2001)).

  24.2*   Power of Attorney (1998 Equity and Performance Incentive Plan
          (Amended and Restated Effective June 10, 1999)).


----------------
* Filed herewith


                               Page 9 of 9 Pages